Exhibit 21.1

                        SUBSIDIARIES OF D.R. HORTON, INC.

                            As of September 30, 1997


                            STATE OF INCORPORATION               DOING
        NAME                    OR ORGANIZATION               BUSINESS AS
        ----                    ---------------               -----------

DRHI, Inc.                          Delaware
Meadows I, Ltd.                     Delaware
Meadows II, Ltd.                    Delaware
Meadows IV, Inc.                     Texas
Meadows V, Ltd.                     Delaware
Meadows VII, Ltd.                   Delaware
Meadows IX, Inc.                   New Jersey
Meadows X, Inc.                    New Jersey
D.R. Horton Management
  Company, Ltd.                       Texas
D.R. Horton - Texas, Ltd              Texas             D.R. Horton Custom Homes
DRH Title Company of
  Colorado, Inc.                     Colorado
DRH Title Company of
  Florida, Inc.                      Florida
DRH Title Company of
  Texas, Ltd.                         Texas
DRH Construction, Inc.               Delaware
DRH Land Company, Inc.              California
DRH Mortgage Company, Ltd.            Texas
DRH New Mexico
  Construction, Inc.                 Delaware
DRH Properties, Inc.                 Arizona
DRH Tucson Construction              Delaware
D.R. Horton, Inc.
  - Albuquerque                      Delaware
D.R. Horton, Inc.
  - Birmingham                       Alabama                       Regency Homes
D.R. Horton, Inc.
  - Denver                           Delaware                Trimark Communities
D.R. Horton Denver
  Management Company, Inc.           Colorado
D.R. Horton Denver
  No. 10, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 11, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 12, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 13, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 14, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 15, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 16, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 17, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 18, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 19, Inc.                       Colorado                Trimark Communities

                             STATE OF INCORPORATION               DOING
        NAME                     OR ORGANIZATION               BUSINESS AS
        ----                     ---------------               -----------

D.R. Horton Denver
  No. 20, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 21, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 22, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 23, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 24, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 25, Inc.                       Colorado                Trimark Communities
D.R. Horton Denver
  No. 26, Inc.                       Colorado                Trimark Communities
D.R. Horton, Inc.
  - Greensboro                       Delaware                      Arappco Homes
D.R. Horton, Inc.
  - Los Angeles                      Delaware           D.R. Horton Custom Homes
D.R. Horton Los Angeles
  Holding Company, Inc.             California
D.R. Horton Los Angeles
  Management Company, Inc.          California
D.R. Horton Los Angeles
  No. 9, Inc.                       California          D.R. Horton Custom Homes
D.R. Horton Los Angeles
  No. 10, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton Los Angeles
  No. 11, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton Los Angeles
  No. 12, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton Los Angeles
  No. 13, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton Los Angeles
  No. 14, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton Los Angeles
  No. 16, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton Los Angeles
  No. 17, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton Los Angeles
  No. 18, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton Los Angeles
  No. 19, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton, Inc.
  - Minnesota                        Delaware                   Joe Miller Homes
D.R. Horton, Inc.
  - New Jersey                       Delaware                    SGS Communities
D.R. Horton, Inc.
  - Sacramento                      California
D.R. Horton Sacramento
  Management Company, Inc.          California
D.R. Horton, Inc.
  - San Diego                        Delaware           D.R. Horton Custom Homes
D.R. Horton San Diego
  Holding Company, Inc.             California
D.R. Horton San Diego
  Management Company, Inc.          California
D.R. Horton San Diego
  No. 9, Inc.                       California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 10, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 11, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 12, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 13, Inc.                      California          D.R. Horton Custom Homes

                             STATE OF INCORPORATION               DOING
        NAME                     OR ORGANIZATION               BUSINESS AS
        ----                     ---------------               -----------

D.R. Horton San Diego
  No. 14, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 15, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 16, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 17, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 18, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 19, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 20, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 21, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 22, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 23, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 24, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 25, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 26, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 27, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton San Diego
  No. 28, Inc.                      California          D.R. Horton Custom Homes
D.R. Horton, Inc.
  - Torrey                           Delaware                       Torrey Homes
D.R. Horton - Torrey
  No. 1, Inc.                        Delaware
Grand Realty Incorporated           New Jersey
S. G. Torrey Atlanta, Ltd.           Georgia
SGS Communities at
  Battleground, LLC                 New Jersey                   SGS Comminuties
SGS Communities at
  Grande Quay, LLC                  New Jersey                   SGS Communities
SGS Communities at
  West Windsor, LLC                 New Jersey                   SGS Communities